December 15, 2008

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Lincoln Variable Insurance Products Trust

CIK: 0000914036

Dear Ladies and Gentlemen:

Attached for filing via the EDGAR system is a registration statement on Form N-14 under the Securities Act of 1933 for Lincoln Variable Insurance Products Trust (“Trust”). This Form N-14 is being filed in connection with a reorganization in which the LVIP Delaware Foundation® Conservative Allocation Fund, a series of the Trust, will acquire all of the assets of the LVIP Delaware Managed Fund, another series of the Trust, in exchange for shares of the LVIP Delaware Foundation® Conservative Allocation Fund and the assumption by the LVIP Delaware Foundation® Conservative Allocation Fund of the liabilities of the LVIP Delaware Managed Fund.

The Form N-14 includes a form of opinion to be issued by Dechert LLP regarding the tax matters of this proposed reorganization. Please be advised that we will provide a final tax opinion as supplemental correspondence upon the closing of the reorganization.

It is proposed that the Form N-14 become automatically effective on January 14, 2008. We anticipate that the Trust will mail the Definitive Proxy Statement/Prospectus and Notice to shareholders on or about January 28, 2009. Please call Colleen Tonn at 260-455-6918 with any questions or comments you may have regarding the enclosed Form N-14 or if we may expedite the staff’s review in any way.

Sincerely,

/s/    Colleen E. Tonn

Colleen E. Tonn

Senior Counsel